SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        March 15, 2005 (March 11, 2005)
          ------------------------------------------------------------
               Date of report (Date of earliest event reported)


                          Norfolk Southern Corporation
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Virginia                      1-8339              52-1188014
 -------------------------------     ----------------    --------------------
 (State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)


             Three Commercial Place, Norfolk, Virginia 23510-9241
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (757) 629-2680
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                   No Change
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

         On March 11, 2005, Norfolk Southern Corporation (the "Corporation") issued and sold $300,000,000 aggregate principal amount of its 6% Notes due March 15, 2105 (the "Securities"). The Securities were issued pursuant to the Corporation's Underwriting Agreement, dated March 7, 2005 (the "Base Underwriting Agreement") and the Pricing Agreement, dated March 7, 2005 (the "Pricing Agreement," and together with the Base Underwriting Agreement, the "Underwriting Agreement") between the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter (the "Underwriter"), which Pricing Agreement incorporates in its entirety all the provisions of the Base Underwriting Agreement. The Securities were issued pursuant to the Ninth Supplemental Indenture, dated March 11, 2005, between the Corporation and U.S. Trust Bank National Association, formerly known as First Trust of New York, National Association, as successor trustee (the "Trustee"), which supplemented the Indenture, dated as of January 15, 1991, between the Corporation and the Trustee, as previously supplemented.


ITEM 9.01.  Financial Statements and Exhibits.


         (c) Exhibits:

             1.1(a) Base Underwriting Agreement of the Corporation, dated March 7, 2005.

             1.1(b) Pricing Agreement, dated March 7, 2005, between the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as the underwriter named in the Pricing Agreement.

             4.1 Ninth Supplemental Indenture, dated March 11, 2005, between the Corporation and U.S. Bank Trust National Association, as Trustee.

             5.1 Opinion of Joseph C. Dimino, Esq., Senior General Counsel of the Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORFOLK SOUTHERN CORPORATION
                                           (Registrant)


                                           By:  /s/ Dezora M. Martin
                                              ---------------------------------
                                              Name:  Dezora M. Martin
                                              Title: Corporate Secretary

Dated: March 15, 2005


                                 EXHIBIT INDEX

Exhibit No.      Description
----------       -----------

1.1(a)           Base Underwriting Agreement of the Corporation, dated March
                 7, 2005.

1.1(b) Pricing Agreement, dated March 7, 2005, between the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as the underwriter named in the Pricing Agreement.

4.1 Ninth Supplemental Indenture, dated March 11, 2005, between the Corporation and U.S. Bank Trust National Association, as Trustee.

5.1 Opinion of Joseph C. Dimino, Esq., Senior General Counsel of the Corporation.